Exhibit 99.2

Energy XXI (Bermuda) Limited

Introduction

Pro Forma Consolidated Financial Statements
(Unaudited)

The Company executed a Purchase and Sale Agreement (PSA) with Exxon Mobil Corporation, Mobil Oil Exploration & Producing Southeast Inc., ExxonMobil Pipeline Company and Mobil Eugene Island Pipeline Company (collectively, ExxonMobil”) on November 19, 2010 to acquire (the ‘ExxonMobil Acquisition”) certain crude oil and natural gas properties located in the Gulf of Mexico (the “ExxonMobil Properties”). The transaction closed on December 17, 2010 and was financed through common and preferred equity offerings, an increase in the borrowing base available under our revolving credit facility, and borrowings under a $750 million seven year 9.25% bond private placement (Private Placement).

In addition, on December 9, 2010, the Company closed on the call of 35% of its currently outstanding 16% Second Lien Notes at a price of 110% of face value. On December 17, 2010, the Company redeemed $219.8 million face amount of 16% Second Lien Notes at a total cost of $250.9 million. The remaining $4.7 million face value of 16% Second Lien Notes will be redeemed through the tender offer which expires on December 30, 2010 or the call of the notes which is expected to close on January 18, 2011.

The Company has called $47.6 million face value of its $276.5 million outstanding 10% Senior Notes at a price of 105% of par value (the “10% Senior Notes Call”) which is expected to close on January 18, 2011.

Lastly, through a private transactions and a public tender, the Company redeemed 1,000,900 shares of its 7.25% perpetual convertible preferred stock in exchange for common stock and cash.

The pro forma consolidated balance sheet at September 30, 2010 has been prepared to reflect the preferred stock redemption, the equity offerings, the Private Placement, the increase in the borrowing base under its revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition and the 10% Senior Notes Call  as if such transactions occurred on September 30, 2010.

The pro forma consolidated statements of operations for the three months ended September 30, 2010 and the twelve months ended June 30, 2010 have been prepared to reflect the Private Placement, the increase in the borrowing base under its revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition and the 10% Senior Notes Call as if such transaction occurred on July 1, 2009.

These unaudited pro forma consolidated financial statements have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed these transactions at an earlier date or the results that will be obtained in the future. These pro forma consolidated financial statements should be read in conjunction with the audited June 30, 2010 and unaudited September 30, 2010 consolidated financial statements of the Company.

Energy XXI (Bermuda) Limited

Pro Forma Consolidated Statement of Operations
Year Ended June 30, 2010
(Unaudited)

Basis of Presentation

The pro forma consolidated statements of operations has been prepared to reflect the Private Placement, the increase in the borrowing base under its revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition and the 10% Senior Notes Call as if such transaction occurred on July 1, 2009. Non-recurring expenses have been omitted (in thousands).

	Historical											Pro Forma
	Year Ended	Private		Upsize		Call of 16%		Purchase of		Call of $47.6MM of		Year Ended
	June 30, 2010	Placement		Revolver		Second Lien Notes		ExxonMobil		10% Senior Notes		June 30, 2010

Oil sales	$387,935	$-		$-		$-		$321,262	(4)	$-		$709,197

Natural gas sales	110,996	-		-		-		84,037	(4)	-		195,033

Total Revenues	$498,931	$-		$-		$-		$405,299		$-		$904,230

								$100,938	(4)
Lease operating expenses	$142,612	$-		$-		$-		10,000	(5)	$-		$253,550

Production taxes	4,217	-		-		-		1,173	(4)	-		5,390

Depreciation, depletion and amortization	181,640	-		-		-		188,248	(6)	-		369,888

Accretion of asset retirement obligations	23,487	-		-		-		20,000	(7)	-		43,487

General and administrative expenses	49,667	-		-		-		3,972	(8)	-		54,739
								1,100	(9)
Gain on derivative financial instruments	(4,739)	-		-		-		-		-		(4,739)

Total Costs and Expenses	$396,884	$-		$-		$-		$325,431		$-		$722,315

Operating Income	102,047	-		-		-		79,868		-		181,915

Other income	29,756	-		-		-		-		-		29,756
		(70,339	)(1)			34,330	(3)			6,962	(11)
Interest expense	(88,239)	(2,184	)(1)	(3,778	)(2)	(6,800	)(3)	(8,342	)(10)	434	(11)	(137,956)

Total Other Expense	(58,483)	(72,523)		(3,778)		27,530		(8,342)		7,396		(108,200)

Income Before Income Taxes	43,564	(72,523)		(3,778)		27,530		71,526		7,396		73,715

Income taxes	16,244	-		-		-		-		-	(12)	16,244

Net Income	$27,320	$(72,523)		$(3,778)		$27,530		$71,526		$7,396		$57,471

(1)
To reflect additional interest expense due under the $750 million 9.25% Private Placement and to amortize $15.3 million in debt issue cost related to the Private Placement over a seven year period. Excluded from expenses is $4.8 million in costs related to obtaining a bridge loan commitment (1% of $450 million plus $300,000 in expenses) as this amount is non-recurring.

(2)	To amortize $8.5 million in fees related to the increase in the revolving credit facility borrowing base to $700 million amortized over 27 months.

(3)
To reflect a reduction of interest expense ($34.33 million) and to adjust interest expense for the reduction of debt issue cost amortization ($72,000), premium amortization ($9.477 million) and discount amortization ($2.605 million) related to the redeemed 16% Second Lien Notes. This adjustment excludes a non-recurring gain related to the difference between the book value and call price of the 16% Second Lien Notes.

(4)	To reflect the revenues and direct operating expenses related to the ExxonMobil Properties.

(5)	To reflect incremental windstorm and related insurance expense associated with the ExxonMobil Properties.

(6)
To adjust depreciation, depletion and amortization (DD&A) expense for the ExxonMobil Properties. Of the $1.012 billion acquisition costs of the ExxonMobil Properties, $289.7 million was allocated to unevaluated properties. Included in the ExxonMobil Properties costs subject to DD&A expense are $313.3 million of future development costs related to the proved oil and natural gas reserves and $200 million in asset retirement obligations. Combined production is 15.6 MMBOE.

(7)	To record the accretion of the asset retirement obligation associated with the ExxonMobil Properties.

(8)
To adjust general and administration expense for $6.1 million of additional expenses associated with the ExxonMobil Acquisition net of amounts expected to be capitalized as directly attributable to oil and natural gas property acquisition, exploration and development (35%).

(9)
To record the annual expenses associated with the letter-of-credit issued to ExxonMobil to secure the properties plugging and abandonment obligations ($225 million in letters-of-credit costing .5% per year).

(10)	To reflect additional interest on incremental borrowings under the revolving credit facility ($208.5 million at an annual rate of 4%).

(11)
To reflect a reduction of interest expense ($6.962 million) and to adjust interest expense for the reduction of debt issue cost amortization ($434,000) related to the $47.6 million redeemed 10% Senior Notes.

(12)
To adjust income tax expense for the impact of the adjustments outlined above. The utilization of existing net operating loss carry-forwards at June 30, 2010 will offset the income generated by the purchase of the ExxonMobil Properties.

Energy XXI (Bermuda) Limited

Pro Forma Consolidated Statement of Operations
Three Months Ended September 30, 2010
(Unaudited)

Basis of Presentation

The pro forma consolidated statements of operations has been prepared to reflect the Private Placement, the increase in the borrowing base under its revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition and the 10% Senior Notes Call as if such transaction occurred on July 1, 2009. Non-recurring expenses have been omitted (in thousands).

	Historical											Pro Forma
	Three Months Ended	Private		Upsize		Call of 16%		Purchase of		Call of $47.6MM of		Three Months Ended
	September 30, 2010	Placement		Revolver		Second Lien Notes		ExxonMobil		10% Senior Notes		September 30, 2010

Oil sales	$115,830	$-		$-		$-		$73,316	(4)	$-		$189,146

Natural gas sales	28,170	-		-		-		21,179	(4)	-		49,349

Total Revenues	$144,000	$-		$-		$-		$94,495		$-		$238,495

								$23,346	(4)
Lease operating expenses	$44,174	$-		$-		$-		2,500	(5)	$-		$70,020

Production taxes	694	-		-		-		250	(4)	-		944

Depreciation, depletion and amortization	54,077	-		-		-		42,471	(6)	-		96,548

Accretion of asset retirement obligations	5,974	-		-		-		5,000	(7)	-		10,974

General and administrative expenses	18,597	-		-		-		993	(8)	-		19,865
								275	(9)
Gain on derivative financial instruments	(1,138)	-		-		-		-		-		(1,138)

Total Costs and Expenses	$122,378	$-		$-		$-		$74,835		$-		$197,213

Operating Income	21,622	-		-		-		19,660		-		41,282

Other income	10	-		-		-		-		-		10
		(17,729	)(1)			13,680	(3)			1,190	(11)
Interest expense	(21,480)	(546	)(1)	(944	)(2)	(2,720	)(3)	(2,085	)(10)	101	(11)	(30,533)

Total Other Expense	(21,470)	(18,275)		(944)		10,960		(2,085)		1,291		(30,523)

Income Before Income Taxes	152	(18,275)		(944)		10,960		17,575		1,291		10,759

Income taxes	19	-		-		-		-		1,326	(12)	1,345

Net Income	$133	$(18,275)		$(944)		$10,960		$17,575		$(35)		$9,414

(1)	To reflect additional interest expense due under the $750 million 9.25% Private Placement and to amortize $15.3 million in debt issue cost related to the Private Placement over a seven year period.

(2)	To amortize $8.5 million in fees related to the increase in the revolving credit facility borrowing base to $700 million amortized over 27 months.

(3)
To reflect a reduction of interest expense ($13.68 million) and to adjust interest expense for the reduction of debt issue cost amortization ($29,000), premium amortization ($3.791 million) and discount amortization ($1.042 million) related to the redeemed 16% Second Lien Notes. This adjustment excludes a non-recurring gain related to the difference between the book value and call price of the 16% Second Lien Notes.

(4)	To reflect the revenues and direct operating expenses related to the ExxonMobil Properties.

(5)	To reflect incremental windstorm and related insurance expense associated with the ExxonMobil Properties.

(6)
To adjust depreciation, depletion and amortization (DD&A) expense for the ExxonMobil Properties. Of the $1.012 billion acquisition costs of the ExxonMobil Properties, $289.7 million was allocated to unevaluated properties. Included in the ExxonMobil Properties costs subject to DD&A expense are $313.3 million of future development costs related to the proved oil and natural gas reserves and $200 million in asset retirement obligations. Combined production is 4.1 MMBOE.

(7)	To record the accretion of the asset retirement obligation associated with the ExxonMobil Properties.

(8)
To adjust general and administration expense for $1.528 million of additional expenses associated with the ExxonMobil Acquisition net of amounts expected to be capitalized as directly attributable to oil and natural gas property acquisition, exploration and development (35%).

(9)
To record the annual expenses associated with the letter-of-credit issued to ExxonMobil to secure the properties plugging and abandonment obligations ($225 million in letters-of-credit costing .5% per year).

(10)	To reflect additional interest on incremental borrowings under the revolving credit facility ($208.5 million at an annual rate of 4%).

(11)
To reflect a reduction of interest expense ($1.19 million) and to adjust interest expense for the reduction of debt issue cost amortization ($101,000) related to the $47.6 million redeemed 10% Senior Notes.

(12)	To adjust income tax expense for the impact of the adjustments outlined above using an effective tax rate of 12.5%.

Energy XXI (Bermuda) Limited

Pro Forma Consolidated Balance Sheet
September 30, 2010
(Unaudited)

Basis of Presentation

The pro forma consolidated balance sheet at September 30, 2010 has been prepared to reflect the preferred stock conversion, the equity offerings, the Private Placement, the increase in the borrowing base under its revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition and the 10% Senior Notes Call  as if such transactions occurred on September 30, 2010 (in thousands).

	Historical	Preferred Stock		Equity		Private		Upsize		Call of 16%		Purchase of		Call of $47.6MM of		Pro Forma
	September 30, 2010	Conversion		Offerings		Placement		Revolver		Second Lien Notes		ExxonMobil		10% Senior Notes		September 30, 2010

Cash and cash equivalents	$12,883	$(11,801	) (1)	$554,945	(2)	$750,000	(3)	$(8,500	) (4)	$(385,502	) (5)	$208,543	(6)	$(50,000	) (7)	$37,368
						(15,300	)(3)					(1,012,000	)(6)
						(4,800	)(3)					(1,100	)(6)

Receivables	71,725	-		-		-		-		-		-		-		71,725

Derivative financial instruments	908	-		-		-		-		-		-		-		908

Other current assets	46,640	-		-		-		3,778	(4)			1,100	(6)	-		51,518

Total Current Assets	$132,156	$(11,801)		$554,945		$729,900		$(4,722)		$(385,502)		$(803,457)		$(50,000)		$161,519

Oil and natural gas properties, net	$1,388,863	$-		$-		$-		$-		$-		1,012,000	(6)	$-		$2,600,863
												200,000	(6)

Other non-current assets	25,613	-				15,300	(3)	4,722	(4)	(434	) (5)	-		(1,200	) (7)	44,001

Total Assets	$1,546,632	$(11,801)		$554,945		$745,200		$-		$(385,936)		$408,543		$(51,200)		$2,806,383

Accounts payable	$78,786	$-		$-		$-		$-		$-		$-		$-		$78,786

Accrued liabilities	64,383	-		-		-		-		-		-		-		64,383

Note payable	13,107	-		-		-		-		-		-		-		13,107

Asset retirement obligations - current	50,755	-		-		-		-		-		-		-		50,755

Derivative financial instruments	5,657	-		-		-		-		-		-		-		5,657

Current maturties of long-term debt	1,580	-		-		-		-		-		-		-		1,580

Total Current Liabilities	$214,268	$-		$-		$-		$-		$-		$-		$-		$214,268

Long-term debt:

Revolving credit facility	91,457	-		-		-		-				208,543	(6)	-		300,000

10% Senior notes	276,500	-		-		-		-		-		-		(47,600	) (7)	228,900

16% Second lien notes	382,781	-				-		-		(382,781	) (5)	-		-		-

Other long-term debt	501															501

Private Placement financing	-	-		-		750,000	(3)	-		-		-		-		750,000

Total long-term debt	751,239	-		-		750,000		-		(382,781)		208,543		(47,600)		1,279,401

Asset retirement obligations - long-term	110,239	-		-		-		-		-		200,000	(6)	-		310,239

Deferred income taxes and other	32,728															32,728

Derivative financial instruments	7,109	-		-		-		-		-		-		-		7,109

Total Liabilities	$1,115,583	$-		$-		$750,000		$-		$(382,781)		$408,543		$(47,600)		$1,843,745

Common stock	256	46	(1)	69	(2)	-		-		-		-		-		371

Preferred Stock 7.25%	11	(10	) (1)													1

Preferred Stock 5.625%	-			1	(2)											1

Additional paid-in capital	908,047	7,697	(1)	554,875	(2)			-		-		-		-		1,470,619
														(1,200	) (7)
Accumulated deficit	(494,728)	(19,534	) (1)			(4,800	) (3)	-		(434	) (5)	-		(2,400	) (7)	(525,817)
										(2,721	) (5)
Accumulated other comprehensive income, net of income taxes	17,463	-				-		-		-		-		-		17,463

Total stockholders equity	431,049	(11,801)		554,945		(4,800)		-		(3,155)		-		(3,600)		962,638

Total Liabilities and Equity	$1,546,632	$(11,801)		$554,945		$745,200		$-		$(385,936)		$408,543		$(51,200)		$2,806,383

(1)
To reflect the conversion of 1,000,900 shares of the Company’s 7.25% perpetual convertible preferred stock. In addition to the 8.77192 common shares per preferred share (8,779,806 common shares in total), the Company paid an inducement premium which consisted of cash consideration of $11.8 million and 332,884 shares of common stock valued at $7.7 million.

(2)
To reflect the sale of 13.8 million shares of common stock at $20.75 per share less underwriting spread of $.985 per share ($272.76 million, net proceeds), the sale of 1.15 million shares of $250 stated value 5.625% perpetual convertible preferred stock less underwriting spread of 1.5% of the proceeds ($283.18 million, net proceeds), less $1 million in other offering costs.

(3)
Represents proceeds from the $750 million Private Placement and the recording of the fees associated with the facility (underwriting fees of 2% of $700 million plus $1.3 million of transaction costs). In addition, the Company paid $4.8 million (1% of $450 million plus $300,000 in transaction costs) related to the issuance of a bridge loan commitment which has been charged to accumulated deficit.

(4)	Represents estimated fees associated with the upsizing of the Company’s revolving credit facility (current and non current portions).

(5)
To reflect the redemption of the Company’s 16% Second Lien Notes. On December 9, 2010, the Company redeemed $119.7 million face value of 16% Second Lien Notes redeemed at 110% of face value ($131.7 million in cash costs plus $200,000 in transaction costs). On December 17, 2010, the Company redeemed $219.8 million face amount of 16% Second Lien Notes at a total cost of $250.9 million. The remaining $4.7 million face value of 16% Second Lien Notes will be redeemed through the tender offer which expires on December 30, 2010 or the call of the notes which will close on January 18, 2011. Transaction costs are estimated at $200,000. The difference between the book value of the notes ($382.8 million) and the cash cost of the redemption ($385.5 million) has been recorded as an adjustment to the retained deficit. In addition, the debt issue costs of $434,000 associated with 16% Second Lien Notes has been written off.

(6)
To reflect the ExxonMobil Acquisition contract price of $1.012 billion, $200 million is asset retirement obligations, annual fees on the letters-of-credit securing the abandonment liabilities associated with the properties and additional borrowings under the revolving credit facility.

(7)
To reflect the call of $47.6 million of 10% Senior Notes at a price of 105% of par plus $20,000 in estimated expenses. The difference between the cash cost of the call ($50 million) and the carrying value of the notes is charged to retained earnings. In addition, $1.2 million of debt issue costs associated with the redeemed 10% Senior Notes has been written-off.

Energy XXI (Bermuda) Limited

Pro Forma Reserve Disclosures

Periods Ended June 30, 2010, 2009 and 2008

(Unaudited)

Pro Forma Estimated Net Quantities of Oil and Natural Gas Reserves

The following estimates of the net proved oil and natural gas reserves of our oil and gas properties located entirely within the United States of America are based on evaluations prepared by third-party reservoir engineers and internal estimates (87% of the Energy EXXI June 30, 2010 proved reserves on a valuation basis were evaluated by third-party reservoir engineers) and, the remainder, internally by EXXI reservoir engineers. Reserve volumes and values were determined under the method prescribed by the SEC.  Future net cash flows calculated at June 30, 2010 are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month prior period. Future net cash flows calculated at June 30, 2009 were computed using year-end commodity prices that relate to the properties’ existing proved crude oil and natural gas reserves.

Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise that those of producing oil and gas properties. Accordingly, reserve estimates are expected to change as additional performance data becomes available.

Estimated quantities of proved domestic oil and gas reserves and changes in quantities of proved developed and undeveloped reserves in thousands of barrels (“MBbls”), million cubic feet (“MMcf”) and thousand barrels of oil equivalent (“MBOE”) were as follows:

	Energy EXXI	ExxonMobil Acquisition	Energy XXI Pro Forma

Proved crude oil reserves at June 30, 2009	30,873	35,721	66,594
Production	(5,352)	(4,468)	(9,820)
Extensions and discoveries	698	42	740
Revisions of previous estimates	3,643	272	3,915
Purchases of reserves in place	17,621	—	17,621
Proved crude oil reserves at June 30, 2010	47,483	31,567	79,050

Proved natural gas reserves at June 30, 2009	133,415	144,021	277,436
Production	(15,534)	(19,021)	(34,555)
Extensions and discoveries	5,637	778	6,415
Revisions of previous estimates	7,403	(3,068)	4,335
Purchases of reserves in place	37,862	—	37,862
Proved natural gas reserves at June 30, 2010	168,783	122,710	291,493

Proved MBOE reserves at June 30, 2009	53,109	59,725	112,834
Production	(7,941)	(7,638)	(15,579)
Extensions and discoveries	1,638	172	1,810
Revisions of previous estimates	4,877	(240)	4,637
Purchases of reserves in place	23,931	—	23,931
Proved MBOE reserves at June 30, 2010	75,614	52,019	127,633

Proved MBOE developed reserves
June 30, 2009	33,922	43,731	77,653
June 30, 2010	52,572	36,015	88,587

Proved MBOE undeveloped reserves
June 30, 2009	19,187	15,994	35,181
June 30, 2010	23,042	16,004	39,046

Discounted Future Net Cash Flows

The discounted future net cash flows related to proved oil and gas reserves as of June 30, 2010 are as follows (in thousands):

	Energy EXXI	ExxonMobil Acquisition	Energy XXI Pro Forma

Future cash inflows	$4,121,293	$2,840,681	$6,961,974
Less related future
Production costs	1,024,492	1,211,342	2,235,834
Development and abandonment costs	639,524	714,574	1,354,098
Income taxes	398,399	329,315	727,714
Future net cash flows	2,058,878	585,450	2,644,328
Ten percent annual discount for estimated timing of cash flows	509,727	72,168	581,895
Standardized measure of discounted future net cash flows	$1,549,151	$513,282	$2,062,433

Changes in Discounted Future Net Cash Flows

A summary of the changes in the discounted future net cash flows applicable to proved crude oil and natural gas reserves for the year ended June 30, 2010 follows (in thousands):

	Energy EXXI	ExxonMobil Acquisition	Energy XXI Pro Forma

Beginning of period	$1,005,276	$581,589	$1,586,865
Revisions of previous estimates
Changes in prices and costs	300,591	87,992	388,583
Changes in quantities	27,735	(46,275)	(18,540)
Additions to proved reserves resulting from extensions,
discoveries and improved recovery, less related costs	27,651	4,723	32,374
Purchases of reserves in place	703,456	—	703,456
Accretion of discount	105,977	90,873	196,850
Sales, net of production costs	(352,102)	(303,188)	(655,290)
Net change in income taxes	(245,269)	38,424	(206,845)
Changes in rate of production and other	(24,164)	59,144	34,980
Net change	543,875	(68,307)	475,568

End of period	$1,549,151	$513,282	$2,062,433